SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 18, 2000
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                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                        0-20879                 95-4580642
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 (State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Release. The press release of the Registrant dated July 18, 2000, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
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     (c) Exhibits.
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                                  Exhibit Index
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Exhibit
Number       Description
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99.1         Press release dated July 18, 2000.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 2000               PYR ENERGY CORPORATION



                                   By:/s/Andrew P. Calerich
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                                      Andrew P. Calerich
                                      Chief Financial Officer